Exhibit 99.1

Corporate Development Supply Chain Sales Finance Legal Operations Human Resources Dv Sc Sa Fi Le Op Hr CF Industries NYSE: CF Morgan Stanley Global Basic Materials Conference February 25, 2010

For CF Industries Today . . . Tony Nocchiero Senior Vice President & CFO

Certain statements contained in this communication may constitute "forward-looking statements." All statements in this communication, other than those relating to historical information or current condition, are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. These risks and uncertainties include: the volatile cost of North American natural gas; the cyclical nature of our business and the agricultural sector; the global commodity nature of our fertilizer products, the impact of global supply and demand on our selling prices, and the intense global competition in the consolidating markets in which we operate; conditions in the U.S. agricultural industry; risks involving derivatives; weather conditions; our inability to predict seasonal demand for our products accurately; the concentration of our sales with certain large customers; the impact of changing market conditions on our Forward Pricing Program; the reliance of our operations on a limited number of key facilities and the significant risks and hazards against which we may not be fully insured; reliance on third party transportation providers; risks associated with joint ventures; risks associated with expansion of our business, including unanticipated adverse consequences and the significant resources that could be required; future regulatory restrictions and requirements related to greenhouse gas emissions, climate change or other environmental requirements; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our potential inability to obtain or maintain required permits and governmental approvals or to meet financial assurance requirements; acts of terrorism; difficulties in securing the supply and delivery of raw materials we use and increases in their costs; losses on our investments in securities; loss of key members of management and professional staff; and the international credit crisis and global recession. Forward-looking statements are given only as of the date of this release and we disclaim any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Safe Harbor Statement

Today’s Presentation Overview of CF Industries Full-year 2009 results Update on industry fundamentals Update on Perú project Q&A

Overview of CF Industries A leading North American manufacturer of nitrogen and phosphate fertilizer The two largest nitrogen fertilizer complexes in North America A large, integrated phosphate operation in central Florida, with excellent reserve position A strong distribution system with industry leading flexibility Global fertilizer trading capability through KEYTRADE relationship

Nitrogen – World Class and Flexible 6.4 million tons of capacity: ammonia, urea, and UAN Significant production/product mix flexibility, especially at Donaldsonville

A Leading Integrated Phosphate Producer Phosphate rock mine and beneficiation plant are industry’s newest Annual capacity: 2.2 million tons of DAP/MAP 23 years of proven reserves – 13 fully permitted (12/31/09) 100% self-sufficient in phosphate rock

Industry Leading Flexibility in Distribution Nitrogen Manufacturing Complex Ammonia Terminal Ammonia Terminal & UAN Terminal UAN Terminal Urea & Phosphate Warehouse One of the industry’s largest networks In-market storage capacity for approximately 1.2 million tons of nitrogen and 200,000 tons of phosphate 19 ammonia terminals 5 dry product warehouses Excellent access to transportation and customers by barge, rail and pipeline Fertilizer Intensity Donaldsonville Medicine Hat Ammonia Pipeline Complete logistics and distribution network for Midwest delivery Low High

2009 Results and Highlights Good results in challenging environment Exported record volumes while domestic buyers were reluctant to take positions Capitalized on North American natural gas advantage Volume (000 tons) 8,100 Sales (millions) $ 2,608 EPS 7.42 EBITDA (millions) (1) 709 (1) See Appendix – Non-GAAP Information

Good Results in a Challenging 2009 Environment 2009 prices off 2008 record levels Entered 2009 with a profitable book of business placed in 2008 Adjusted production rates to help keep inventories in balance with market Capitalized on export opportunities DAP/MAP Domestic Shipments Urea Dap NOLA FOB Pricing Source: TFI, USDOC, CF Source: Green Markets 2008 2009 000 P2O5 Tons

Million Tons CF exports of 1.3 million tons in 2009 were the highest on record, representing 16% of total sales volume 2009 exports of UAN were the first since the early 1990s CF Export Sales

CF Exports Worldwide Brazil Peru Ecuador Argentina Columbia Uruguay Chile Mexico Panama Ivory Coast Kenya Tanzania Senegal South Africa Turkey India Vietnam Pakistan China France Canada CF Export Destinations in 2009

Advantaged Cost Structure for Nitrogen W. Europe Ukraine U.S. vs. Offshore Delivered Ammonia Cost ($/Metric Ton at U. S. Gulf) Source: FERTECON

Natural Gas Cost Compared to Benchmark Donaldsonville AECO Hub Medicine Hat Henry Hub 2008 2009 2008 2009 Forward prices were consistently higher than cash markets during 2009 A disciplined approach to forward sales in 2009 increased exposure to spot natural gas prices Our approach to forward sales is dynamic and will continue to reflect our view of future spot margins Average Cost per MMBtu

FPP Book Million Tons at Quarter-End Entered 2009 with a very profitable FPP book placed in 2008 Priced to manage margins, resisting the temptation to sell forward at prices and margins below our future expectations Started to book more forward sales in the fourth quarter as prices and margins rose 2008 2009

Industry Overview and Outlook Expected strong corn planting Favorable farm economics Rising corn demand for ethanol Higher application rates Under-application of ammonia in fall Record 2009 crop depleted soils Tight inventories (Urea, UAN, DAP) Lightly stocked downstream channel UAN imports well behind historical pace Global phosphate production problems have reduced producer inventories Favorable natural gas outlook CF positioned well for strong spring demand

Strong Corn Planting Million Planted Acres* Source: USDA Source: USDA, Doane, CF (Per Acre) Corn Soybeans Revenue Yield (bu/acre) 164.3 44.0 CBOT New Crop $3.98 $9.26 Total Revenue $654 $408 Cost Fertilizers $93 $17 Crop Protection - Herbicides $29 $18 Seed Costs $80 $53 Other (Interest, Insurance, etc.) $68 $42 Total Variable Costs $269 $130 Total Land Costs (Cash Rent) $113 $120 Total Cost $516 $390 Returns Over Variable Cost $385 $278 Total Cost $138 $18 Strong expected planting due to favorable farm economics

Ethanol Renewable Fuels Standard 2008 2009 2010 2011 Mandate (bil. Gal.) 9.0 10.5 12.0 12.6 Est. Corn Eq. (mil. Bu.) 3,200 3,800 4,300 4,500 2009 Plant Costs and Returns per Gallon Rising mandate lifts corn demand for ethanol 2010 and margins for ethanol producers Source: RFA, EIA, CF

Higher Application Rates Record crop depleted nutrients in the soil Late harvest and poor weather led to under-application of ammonia in fall, which must be made up in spring Application rates expected to rebound in 2010, but still not to 2007 levels * Source: USDA, CF Fertilizer Year (July-June) Basis Application Rate (lbs. per acre)* 2007 2008 2009 2010F Nitrogen 135.3 133.5 132.5 134.4 Phosphate 48.0 49.4 38.0 45.0

U.S. Farm Level Fertilizer Demand Farm demand expected to rebound Nitrogen Million Tons per Year Source: AAFCO, CF Nitrogen Demand Phosphate & Potash Demand

U.S. UAN 32% Imports & Exports Fertilizer Year-to-Date (Jun-Dec) 000 Tons Source: TFI, OSDOC, CF Nitrogen prices have not been high enough to attract imports needed to meet Spring demand Five-Year Average

Global Phosphate Supply Supply/Demand balance impacted by: Q4/Q1 Moroccan granulation outage Unexpected imports by China Q4 energy shortage and transportation problems Heavy maintenance schedule among domestic competitors Source: TFI, USDOC, CF Period-Ending Inventory of Domestic Producers (000 Tons P2O5)

Positioned for Strong Spring Demand Prices have been rising reflecting supply-demand conditions as we approach spring Unshipped FPP tonnage is the lowest since 2006, allowing CF to capture margin upside Accelerated maintenance projects in Q4, leaving plants well prepared for period of higher demand Midwest Fertilizer Prices ($/Ton) 300 320 340 360 380 400 420 440 460 26-Oct 16-Nov 7-Dec 28-Dec 18-Jan 8-Feb DAP Source: Green Markets 330 350 370 390 410 430 26-Oct 16-Nov 7-Dec 28-Dec 18-Jan 8-Feb Ammonia 295 305 315 325 335 345 355 365 375 26-Oct 16-Nov 7-Dec 28-Dec 18-Jan 8-Feb Urea 180 190 200 210 220 230 240 250 260 26-Oct 16-Nov 7-Dec 28-Dec 18-Jan 8-Feb UAN 32

Nitrogen Complex in Perú Overview Urea complex on the coast of Perú at San Juan de Marcona World scale, state of the art facilities producing 1.3 million metric tons of granular urea per year and 160,000 metric tons of ammonia for sale Serving Perú and west coast of South & Central America Project Advantages An underserved market for fertilizer and other nitrogen-based products Allows CF Industries to grow, leveraging core competencies and advantaged feedstock A supportive and engaged government in Perú Major organic growth opportunity in an underserved, growing market

Nitrogen Complex in Perú Recent Milestones Signed gas supply agreement on October 7, 2009 Completed FEED study Delivering EIA to government agencies this week Cost estimates from FEED study were higher than expected Project Status Pursuing a number of potential improvement actions Design modifications for lower cap ex Incremental capacity increases Other cost improvements Next steps: competitive EPC contractor bidding process, complete financing arrangements

Wrap Up In 2009, CF performed well through an industry transition Fundamental factors have aligned for a strong spring season We believe CF Industries is positioned to perform well through this period

For more information, please visit www.cfindustries.com

Appendix – Non-GAAP Information Note Regarding Non-GAAP Financial Measures The company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). Management believes that certain non-GAAP financial measures provide additional meaningful information regarding the company’s performance, liquidity, financial strength, and capital structure. The non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the company’s reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, the non-GAAP financial measures included in this financial results release may not be comparable to similarly titled measures of other companies. Reconciliations of the non-GAAP financial measures to GAAP are provided in tables accompanying this release. Reconciliation of net earnings to EBITDA: Three months ended Twelve months ended December 31, December 31, 2009 2008 2009 2008 (in millions) Net earnings attributable to common stockholders $51.4 $190.1 S365.6 $684.6 Interest expense (income) - net - (3.9) (3.0) (24.5) Income taxes 25.3 103.9 245.4 378.1 Depreciation depletion and amortization 27.7 25.1 101.0 100.8 Less: Loan fee amortization(1) (0.1) (0.1) (0.5) (0.5) EBITDA $104.3 $315.1 $708.5 $1,138.5 (1) To adjust for amount included in both interest and amortization EBITDA is defined as net earnings attributable to common stockholders plus interest income—net, income tax provision an depreciation, depletion and amortization. We have presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.